EXHIBIT 1


PRINCIPAL OFFICERS AND DIRECTORS OF
THE HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                    Title
Henry L. Hillman                    Chairman of the Executive Committee
2000 Grant Building			and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette			Chairman of the Board and
2000 Grant Building			Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner			President, Chief Executive Officer
2000 Grant Building			and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III			Vice President, Secretary, General
1900 Grant Building			Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow				Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando			Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp				Vice President - Personnel and
2000 Grant Building			Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston			Vice President - Investments and
2000 Grant Building			Director
Pittsburgh, Pennsylvania 15219

John W. Hall				Vice President - Accounting and
1800 Grant Building			Information Services
Pittsburgh, Pennsylvania 15219

Maurice J. White				Vice President - Shareholder
1800 Grant Building			Services
Pittsburgh, Pennsylvania 15219

Timothy P. Hall				Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Joseph C. Manzinger			Vice President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                   Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                    Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                   Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.		      Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                   Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk			Assistant Secretary and
2000 Grant Building			Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Mary Black Strong                   Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley			Vice President, Associate General
1900 Grant Building			Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley				Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak				Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                    Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

William T. Hillman			Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III			President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke				Director
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. Marini				Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900		Assistant Secretary
Wilmington, Delaware 19801

Charles H. Backen, Jr.			Assistant Secretary and
2000 Grant Building			Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner				Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner				Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Andrew H. McQuarrie			Vice President, CFO,
824 Market Street, Suite 900		Treasurer and Director
Wilmington, Delaware 19801

John W. Hall				Senior Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III			President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke				Director
824 Market Street, Suite 900
Wilmington, Delaware 19801

Lario M. Marini				Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                    Assistant Vice President and
824 Market Street, Suite 900		Assistant Secretary
Wilmington, Delaware 19801

Marian F. Dietrich			Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.			Assistant Secretary and
2000 Grant Building			Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner				Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner				Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Andrew H. McQuarrie			Vice President, CFO,
824 Market Street, Suite 900		Treasurer and Director
Wilmington, Delaware 19801


GENERAL PARTNERS OF:  HILLMAN MEDICAL VENTURES 1993 L.P.,
HILLMAN MEDICAL VENTURES 1994 L.P., HILLMAN MEDICAL VENTURES
1995 L.P., HILLMAN MEDICAL VENTURES 1996 L.P., and HILLMAN
MEDICAL VENTURES 1997 L.P., BOTH OF WHICH WERE ORGANIZED
IN THE U.S.

Hillman/Dover Limited Partnership
824 Market Street, Suite 900
Wilmington, Delaware 19801

Cashon Biomedical Associates L.P.
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428


GENERAL PARTNER OF HILLMAN/DOVER LIMITED PARTNERSHIP, WHICH
WAS ORGANIZED IN THE U.S.

Wilmington Securities, Inc.
824 Market Street, Suite 900
Wilmington, Delaware 19801



GENERAL PARTNERS OF CASHON BIOMEDICAL ASSOCIATES L.P.,
ALL OF WHOM ARE U.S. CITIZENS

Charles G. Hadley
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428

Hal S. Broderson
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428

Ronald J. Brenner
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428



TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A TRUST
DATED NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219
